UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2010

                             INTREorg Systems, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                     -------
                 (State or other jurisdiction of incorporation)


        000-29621                                            45-0526215
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

         501 Trophy Lake Dr., Suite 314, PMB 106, Trophy Club, TX 76262
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 817-491-8611

                                 ______n/a______
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2010, IntreOrg Systems, Inc. ("the Company") held its annual shareholder meeting ("the meeting") at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092. At such meeting, the following proposals were passed by a majority of the shareholders of the Company. Shareholders holding 10,321,016 shares of common stock were eligible to vote on the proposals.

The proposals presented to the shareholders were voted on and approved by the shareholders as set forth below. In accordance with the Company's By-Laws, all Non-Votes are considered to be in approval of the proposal.

1. To elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

                                            No. of                 % of
                                            Shares        Issued & Outstanding
                                                                Shares

RUSSELL K BOYD             FOR:            4,462,951                43.24%
                           WITHHELD:         912,500                 8.84%

MALCOLM C DAVENPORT V      FOR:            4,854,951                47.04%
                           WITHHELD          520,500                 5.04%

REDGIE T GREEN             FOR             4,854,951                47.04%
                           WITHHELD          520,500                 5.04%

2. To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditor for fiscal year ended December 31, 2010.

                                          No. of                 % of
                                          Shares     Issued & Outstanding Shares

                  FOR:                 6,300,761                61.04%
                  AGAINST:               300,000                 2.91%
                  ABSTAIN:                10,000                 0.10%
                  NON VOTES:                   0                 0.00%

3. To authorize board of directors of the Company to approve and adopt the 2010 Stock Option and Award Incentive Plan.

                                          No. of                % of
                                          Shares     Issued & Outstanding Shares

                  FOR:                 4,679,951               45.34%
                  AGAINST:               555,500                5.38%
                  ABSTAIN:               140,000                1.36%
                  NON VOTES:           1,235,315               11.97%

4. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

                                          No. of                % of
                                          Shares     Issued & Outstanding Shares

                  FOR:                 6,064,766               58.76%
                  AGAINST:               546,000                5.29%
                  ABSTAIN:                     0                   0%
                  NON VOTES:                   0                   0%

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 INTREorg Systems, Inc.
                                                 (Registrant)

Dated: June 30, 2010

                                                 /s/ Russell K. Boyd
                                                 ---------------------------
                                                 Russell K. Boyd, President